UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

BioXcel Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! BIOXCEL THERAPEUTICS, INC. 2022 Annual Meeting Vote by May 18, 2022 11:59 PM ET You invested in BIOXCEL THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2022. Vote Virtually at the Meeting* May 19, 2022 9:00 AM EDT *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D68214-P69243 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Meeting to be held virtually at www.virtualshareholdermeeting.com/BTAI2022 Vote Prior to the Meeting: Online: www.ProxyVote.com Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a voting instruction form and instructions By Mail: Request a paper copy of the materials, which will include a voting instruction form BIOXCEL THERAPEUTICS, INC. 555 LONG WHARF DRIVE NEW HAVEN, CT 06511

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D68215-P69243 THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote these shares. This is only an overview of the proposals being presented at the upcoming stockholder meeting. You may view more complete proxy materials online at www.ProxyVote.com or request a paper copy (see reverse side). Please follow the instructions on the reverse side to access and review all of the important information contained in the proxy materials before you vote. 01) June Bray 02) Krishnan Nandabalan, Ph.D. 1. Election of Class I Directors Nominees: 2. Ratification, in a non-binding vote, of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022. NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof. For For